UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 18, 2014 (June 18, 2014)

SANCHEZ ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35372	45-3090102
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Bagby Street
Suite 1800
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 783-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On June 18, 2014, Sanchez Energy Corporation, a Delaware corporation (the “Company”) closed its previously announced underwritten offering of 5,750,000 shares of its common stock (the “Offering”), which includes the sale of 750,000 shares of the Company’s common stock sold by the selling stockholders pursuant to the exercise, in full, of the over-allotment option by the underwriters.

On June 18, 2014, the Company issued a press release announcing the closing of the Offering. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
5.1	Opinion of Akin Gump Strauss Hauer & Feld, LLP

23.1	Consent of Akin Gump Strauss Hauer & Feld, LLP (included in Exhibit 5.1)

99.1	Press release, dated June 18, 2014, announcing the completion of the offering of common stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANCHEZ ENERGY CORPORATION

Date: June 18, 2014	By:	/s/ Michael G. Long
Michael G. Long
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
5.1	Opinion of Akin Gump Strauss Hauer & Feld, LLP

23.1	Consent of Akin Gump Strauss Hauer & Feld, LLP (included in Exhibit 5.1)

99.1	Press release, dated June 18, 2014, announcing the completion of the offering of common stock